                                                                    Exhibit 99.4

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------

  Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)


                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                            Document        Explanation
REQUIRED DOCUMENTS                                                        Form No.          Attached        Attached

Schedule of Cash Receipts and Disbursements                               MOR-1                Yes              No
     Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1 (CON'T)        Yes              No
     Copies of bank statements                                                                 Yes              No
     Cash disbursements journals                                                               Yes              No
Statement of Operations                                                   MOR-2                Yes              No
Balance Sheet                                                             MOR-3                Yes              No
Status of Postpetition Taxes                                              MOR-4                Yes              No
     Copies of IRS Form 6123 or payment receipt                                                 No              No
     Copies of tax returns filed during reporting period                                        No              No
Summary of Unpaid Postpetition Debts                                      MOR-4                Yes              No
     Listing of aged accounts payable                                                          Yes              No
Accounts Receivable Reconciliation and Aging                              MOR-5                Yes              No
Debtor Questionnaire                                                      MOR-5                Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------
Signature of Debtor                                  Date



---------------------------------------
Signature of Joint Debtor                            Date



---------------------------------------
Signature of Authorized Individual*                  Date



/s/ John Reilly                                   President
---------------                                   ---------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                    (9/99)

                                                                 BANK ACCOUNTS                                  CURRENT MONTH
                                           OPER.    PAYROLL    TAX      OTHER (1)  OTHER (2)  OTHER (3)   ACTUAL          PROJECTED
CASH BEGINNING  OF MONTH                 $313.8

RECEIPTS

CASH  SALES                                                                                                                      -
ACCOUNTS RECEIVABLE                                                                                                              -
LOANS AND ADVANCES                                                                                                               -
SALE  OF  ASSETS                                                                                                                 -
Tax Refunds                                $4.3                                                                   4
From ZB Co, Inc                        $2,700.0                                                               2,700

    TOTAL  RECEIPTS                    $2,704.3     $     -    $     -   $     -   $     -    $      -    $   2,704

DISBURSEMENTS

NET PAYROLL                                                                                                                      -
PAYROLL TAXES                                                                                                                    -
SALES, USE, & OTHER TAXES                                                                                                        -
INVENTORY PURCHASES                                                                                                              -
SECURED/ RENTAL/ LEASES                                                                                                          -
INSURANCE                                  $3.0                                                                   3
ADMINISTRATIVE                             $0.6                                                                   1
Bankruptcy Services                       $17.0                                                                  17
ZB Co., Inc                              $261.6                                                                 262
                                                                                                                                 -
OWNER DRAW *                                                                                                                     -
TRANSFERS (TO DIP ACCTS)                                                                                                         -
TRANSFERS TO TRUST ACCT                                                                                                          -
PROFESSIONAL FEES                         $33.6                                                                  34
U.S. TRUSTEE  QUARTERLY FEES                                                                                                     -
COURT COSTS                                                                                                                      -
TOTAL DISBURSEMENTS                      $315.8     $     -    $     -   $     -   $     -    $      -          316

NET CASH FLOW                          $2,388.5     $     -    $     -   $     -   $     -    $      -    $   2,389
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH                    $2,702.3     $     -    $     -   $     -   $     -    $      -    $ 2,702.3

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                                         THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
(FROM CURRENT MONTH  ACTUAL COLUMN)
TOTAL DISBURSEMENTS
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS
    PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
(i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                         Debtor

  Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

          A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                         Operating             Payroll           Tax             Other
                                   #                    #                  #             #
BALANCE PER BOOKS

BANK BALANCE

(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)         SEE RECONCILIATIONS ATTACHED.
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                   Date      Amount     Date     Amount       Date      Amount     Date      Amount







CHECKS OUTSTANDING                    Ck. #     Amount     Ch. #    Amount       Ck. #     Amount     Ck. #     Amount






OTHER

                                                               FORM MOR-1(CON'T)
                                                                   (9/99)

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                        Debtor

  Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                      (000s)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                         Cumulative
REVENUES                                                                            Month              Filing to Date
Gross Revenues                                                                                 $4.3             $87,679.2
Less:  Returns and Allowances                                                                  $0.0             ($5,076.7)
                                                                                --------------------  --------------------
Net Revenue                                                                                    $4.3             $82,602.5
COST OF GOODS SOLD
Beginning Inventory                                                                            $0.0            $105,333.3
Add: Purchases                                                                                 $0.0             $52,360.7
Add: Cost of Labor                                                                             $0.0                  $0.0
Add: Other Costs (attach schedule)                                                             $0.0                  $0.0
Less: Ending Inventory                                                                         $0.0            $104,755.7
                                                                                --------------------  --------------------
Cost of Goods Sold                                                                             $0.0             $52,938.4
                                                                                --------------------  --------------------
Gross Profit                                                                                   $4.3             $29,664.1
OPERATING EXPENSES
Advertising                                                                                    $0.0              $5,003.1
Auto and Truck Expense                                                                         $0.0                  $0.0
Bad Debts                                                                                      $0.0                 ($1.1)
Contributions                                                                                  $0.0                  $0.0
Employee Benefits Programs                                                                     $0.0              $1,961.1
Insider Compensation*                                                                         $10.6                $248.8
Insurance & Insurance Consulting                                                               $3.0                $292.8
Management Fees/Bonuses                                                                        $0.0                 $73.4
Office Expense                                                                                 $0.0                 $22.3
Pension & Profit-Sharing Plans                                                                 $0.0                  $0.0
Repairs and Maintenance                                                                        $0.0                $905.4
Rent and Lease Expense                                                                         $0.0             $13,515.8
Salaries/Commissions/Fees                                                                      $0.0             $15,050.8
Supplies                                                                                       $0.2              $1,045.7
Taxes - Payroll                                                                                $0.0              $1,144.6
Taxes - Real Estate                                                                            $0.0              $1,720.1
Taxes - Other                                                                                  $0.0                $133.9
Travel and Entertainment                                                                       $0.0                $477.5
Utilities                                                                                      $0.0              $2,222.3
Other (attach schedule)                                                                       $17.4             $19,972.6
                                                                                --------------------  --------------------
Total Operating Expenses Before Depreciation                                                  $31.2             $63,789.0
Depreciation/Depletion/Amortization                                                            $0.0              $4,833.0
                                                                                --------------------  --------------------
Net Profit (Loss) Before Other Income & Expenses                                             ($26.9)           ($38,957.9)
OTHER INCOME AND EXPENSES

Other Income (attach schedule)                                                                 $0.0                  $0.0
Interest Expense                                                                               $0.0              $5,696.6
Other Expense (attach schedule)                                                                $0.0              $3,549.8
                                                                                --------------------  --------------------
Net Profit (Loss) Before Reorganization Items                                                ($26.9)           ($48,204.3)
REORGANIZATION ITEMS
Professional Fees                                                                              $0.0              $4,291.1
U. S. Trustee Quarterly Fees                                                                   $0.0                 $11.3
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                   $0.0                  $0.0
Gain (Loss) from Sale of Equipment                                                             $0.0                  $0.0
Other Reorganization Expenses (attach schedule)                                                $0.0                 $12.5
                                                                                --------------------  --------------------
Total Reorganization Expenses                                                                  $0.0              $4,314.8
Income Taxes                                                                                   $0.0                  $0.0
                                                                                --------------------  --------------------
Net Profit (Loss)                                                                            ($26.9)           ($52,519.1)
                                                                                ====================  ====================

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                               (9/99)

In re Zany Brainy, Inc.                                        Case No. 01-1749
      -----------------
                         Debtor

   Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)

                  STATEMENT OF OPERATIONS - continuation sheet
                                     (000s)

                                                                   Cumulative
BREAKDOWN OF "OTHER" CATEGORY                        Month       Filing to Date
Other Costs
Accounting Fees                                             -    $        210.8
Armored Car Fees                                            -             153.6
Bank Service Charges                                        -             172.4
Budget Contingency                                          -               5.2
Company Meetings and Functions                              -              41.0
Conferences & Conventions                                   -              26.4
Consulting Fees                                             -              52.0
Credit Card Fees                                            -           1,163.1
Employee Relocation                                         -              24.6
Freight/Postage/Shipping                                    -           1,614.1
Inventory Fees                                              -             119.7
Inventory Adjustments                                       -          14,432.8
Legal Fees                                                  -              37.2
Miscellaneous                                               -           1,567.8
Other                                                       -              65.6
Other Professional Fees                                     -              60.4
Payroll Processing Fees                                     -              79.2
Recruiting                                                  -              71.7
Temporary Services                                          -              86.9
Unicap Adjustment/Other                                     -             (92.5)
Training                                                    -               4.2
                                                -------------    --------------

                                                $        0.00    $     19,896.1
                                                =============    ==============

Other Operational Expenses
Bankruptcy Services                             $        17.0    $         17.0
Stock Transfer Agent                            $         0.4    $          0.4
Legal Notice Publication                        $         0.0    $          0.0
                                                -------------    --------------
                                                $        17.4    $         17.4
                                                =============    ==============

Other Income
None

Other Expenses
Royalty Expense                                             -    $      3,549.8
                                                -------------    --------------

                                                            -    $      3,549.8
                                                =============    ==============
Other Reorganization Expenses
Bankruptcy Services, LLC
                                                -------------

                                                -------------
                                                            -
                                                =============

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

                                                              FORM MOR-2 (CON'T)
                                                             (9/99)

In re Zany Brainy, Inc.                                        Case No.  01-1749
      -----------------                                                  -------
                        Debtor

                                         Reporting Period: Fiscal December, 2001
                                           (December 2, 2001 to January 5, 2001)

                                  BALANCE SHEET
                                     (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                         BOOK VALUE AT END OF            BOOK VALUE ON
                                          ASSETS                        CURRENT REPORTING MONTH          PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                  $    2,702.4           $    1,676.0
Restricted Cash and Cash Equivalents (see continuation sheet)                                 -                  407.0
Accounts Receivable (Net)                                                                     -                2,117.0
Notes Receivable                                                                        5,600.0                      -
Inventories                                                                             1,600.0               98,650.4
Prepaid Expenses                                                                              -                3,885.0
Professional Retainers                                                                        -                      -
Other Current Assets (attach schedule)                                                  4,675.0                      -
                                                                                   ------------           ------------
TOTAL CURRENT ASSETS                                                               $   14,577.4           $  106,735.4

PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                -                      -
Machinery and Equipment                                                                       -               36,010.7
Furniture, Fixtures and Office Equipment                                                      -               48,695.2
Leasehold Improvements                                                                        -               38,014.0
Vehicles                                                                                      -
Less Accumulated Depreciation                                                                 -              (60,291.0)
                                                                                   ------------           ------------
TOTAL PROPERTY & EQUIPMENT                                                         $          -           $   62,428.9

OTHER ASSETS

Loans to Insiders*                                                                            -                      -
Other Assets (attach schedule)                                                                -                1,391.0
                                                                                   ------------           ------------
TOTAL OTHER ASSETS                                                                 $          -           $    1,391.0

TOTAL ASSETS                                                                       $   14,577.4           $  170,555.3
                                                                                   ============           ============

                                                                         BOOK VALUE AT END OF            BOOK VALUE ON
                               LIABILITIES AND OWNER EQUITY             CURRENT REPORTING MONTH          PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                              -                      -
Taxes Payable (refer to FORM MOR-4)                                                           -                      -
Wages Payable                                                                              19.0                      -
Notes Payable                                                                                 -                      -
Rent / Leases - Building/Equipment                                                            -                      -
Secured Debt / Adequate Protection Payments                                                   -                      -
Professional Fees                                                                         395.5                      -
Amounts Due to Insiders*                                                                      -                      -
Other Postpetition Liabilities (attach schedule)                                              -                      -
                                                                                   ------------           ------------
TOTAL POSTPETITION LIABILITIES                                                     $      414.6           $          -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt                                                                                  -               46,404.0
Priority Debt                                                                                 -                  953.0
Unsecured Debt                                                                        246,295.2              253,801.0
                                                                                   ------------           ------------
TOTAL PRE-PETITION LIABILITIES                                                     $  246,295.2           $  301,158.0

TOTAL LIABILITIES                                                                  $  246,709.8           $  301,158.0
OWNER EQUITY
Capital Stock                                                                             323.1                  323.0
Additional Paid-In Capital                                                            145,336.3              145,336.3
Partners' Capital Account                                                                     -                      -
Owner's Equity Account                                                                        -                      -
Retained Earnings - Pre-Petition                                                      (96,741.9)            (101,365.0)
Retained Earnings - Postpetition                                                      (52,519.1)                     -
Adjustments to Owner Equity (attach schedule)                                        (228,530.8)            (174,897.0)
Postpetition Contributions (Distributions) (Draws) (attach schedule)                          -                      -
                                                                                   ------------           ------------
NET OWNER EQUITY                                                                   $ (232,132.4)          $ (130,602.7)

TOTAL LIABILITIES AND OWNERS' EQUITY                                               $   14,577.4           $  170,555.3
                                                                                   ============           ============

*"Insider" is defined in 11 U.S.C. Section 101(31).                                $        0.0

                                                                      FORM MOR-3
                                                                          (9/99)

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                         Debtor

   Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)


                       BALANCE SHEET - continuation sheet
                                     (000s)

                                                                                     BOOK VALUE AT END OF         BOOK VALUE ON
                                ASSETS                                             CURRENT REPORTING MONTH        PETITION DATE
Other Current Assets
None

Other Assets
1,100,000 shares RTST stock                                                          $            4,675.0      $             292.0
                                                                                                                           1,099.0
                                                                                     --------------------      -------------------

             Total Other Assets                                                      $            4,675.0      $           1,391.0
                                                                                     ====================      ===================

                                                                                     BOOK VALUE AT END OF         BOOK VALUE ON
                     LIABILITIES AND OWNER EQUITY                                  CURRENT REPORTING MONTH        PETITION DATE
Other Postpetition Liabilities

Accrued Sales tax                                                                    $                  -      $                 -
Accrued Restructuring                                                                                   -                        -
Accrued Hilco Financing Fees                                                                            -                        -
Accrued A/P Expense                                                                                     -                        -
Due to ZB, Co Inc                                                                                       -                        -
Due to ZB, Co Inc - From Congress Bank                                                                  -                        -
Due to Children's Development, Inc.                                                                     -                        -
                                                                                                               -------------------
                                                                                     $                  -      $                 -
                                                                                     ====================      ===================
Adjustments to Owner Equity

Intercompany adjustments to equity for Children's Product, Inc                       $          182,556.8      $         174,897.0
             and Children's Development, Inc.
Adjustment per The Right Start Transaction                                                       45,974.0


                                                                                     --------------------      -------------------
                                                                                     $          228,530.8      $         174,897.0
                                                                                     ====================      ===================
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                              FORM MOR-3 (CON'T)
                                                             (9/99)

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                        Debtor

   Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)

                          STATUS OF POSTPETITION TAXES
                                     (000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                                              Beginning      Amount                                         Ending
                                                                 Tax      Withheld or   Amount       Date     Check No.      Tax
                                                              Liability     Accrued      Paid        Paid      or EFT     Liability
Federal
Withholding                                                               $         -   $      -   $       -              $       -
FICA-Employee                                                         -             -          -                                  -
FICA-Employer                                                         -             -          -                                  -
Unemployment                                                          -             -          -                                  -
Income                                                                -             -          -                                  -
Other:                                                                -             -          -                                  -
                                                               ---------------------------------                          ---------
   Total Federal Taxes                                         $      -   $         -   $      -                          $       -
State and Local
Withholding                                                    $      -   $         -   $      -                          $       -
Sales                                                                 -             -          -                                  -
Excise                                                                -             -          -                                  -
Unemployment                                                          -             -          -                                  -
Real Property                                                         -             -          -                                  -
Personal Property                                                     -             -          -                                  -
Other: NJ Private Disability, NY State Disability, and OPT.           -             -          -                                  -
       ----------------------------------------------------
   Total State and Local                                       $      -   $         -   $      -                          $       -
                                                               ---------------------------------                          ---------
Total Taxes                                                    $      -   $         -   $      -                          $       -

                      SUMMARY OF UNPAID POSTPETITION DEBTS
                                    (in 000s)

Attach aged listing of accounts payable.

                                                                                        Number of Days Past Due
                                                                Current       0-30        31-60       61-90    Over 90      Total
Accounts Payable                                               $      -   $         -   $      -   $       -   $      -   $       -
Wages Payable                                                         -             -          -           -          -           -
Taxes Payable                                                         -             -          -           -          -           -
Rent/Leases-Building                                                  -             -          -           -          -           -
Rent/Leases-Equipment                                                 -             -          -           -          -           -
Secured Debt/Adequate Protection Payments                             -             -          -           -          -           -
Professional Fees                                                     -             -          -           -          -           -
Amounts Due to Insiders*                                              -             -          -           -          -           -
Other:  See listing at MOR 3                                          -             -          -           -          -           -
Other:__________________________                                      -             -          -           -          -           -
                                                               --------------------------------------------------------------------
Total Postpetition Debts                                       $      -   $         -   $      -   $       -    $     -   $       -

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-4
                                                                     (9/99)

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                      Debtor

   Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                                    (in 000s)

A/R were purchased by The Right Start during the period

Accounts Receivable Reconciliation                                   Amount
Total Accounts Receivable at the beginning of the reporting period      $8,300.0
+ Amounts billed during the period                                             -
- Amounts collected during the period                                    2,700.0
                                                                        --------
Total Accounts Receivable at the end of the reporting period            $5,600.0
                                                                        ========

Accounts Receivable Aging                                            Amount
0 - 30 days old                                                         $      -
31 - 60 days old                                                         5,600.0
61 - 90 days old                                                               -
91+ days old                                                                   -
Total Accounts Receivable                                                5,600.0
Amount considered uncollectible (Bad Debt)                                     -
                                                                        --------
Accounts Receivable (Net)                                               $5,600.0
                                                                        ========

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                      Yes      No
1.  Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide
    an explanation below.                                                   X
2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
    provide an explanation below.                                           X
3.  Have all postpetition tax returns been timely filed? If no,
    provide an explanation below.                                  X
4.  Are workers compensation, general liability and other
    necessary insurance coverages in effect? If no, provide an
    explanation below.                                             X

                                                                      FORM MOR-5
                                                                      (9/99)

                            Zany Brainy, Inc., et al
                            Case # 01-1744 - #01-1749
                            Schedule of Disbursements
                                 December, 2001

Checks
------

       Date        Check #        Amount                     Payee
       ----        -------        ------                     -----

     12/03/01       1023        $     82.50     John Reilly
     12/06/01       1024        $ 33,560.20     Morgan Lewis
     12/13/01       1025        $     27.43     Comp USA
     12/13/01       1026        $    126.14     Office Max
     12/24/01       1027        $ 10,638.49     Bankruptcy Services, Inc
     12/24/01       1028        $    350.00     StockTrans
     01/03/02       1029        $  6,388.31     Bankruptcy Services, Inc
     01/03/02       1030        $  3,000.00     United Incurance Consultants


Wire Transfers
--------------

       Date                       Amount                     Payee
       ----                       ------                     -----

     12/06/01                   $261,639.79     ZBCo



                                -----------
Total All Disbursements         $315,812.86
                                ===========

                         UNITED STATES BANKRUPTCY COURT
                             FOR DISTRICT OF DELWARE

In re Children's Product, Inc.                              Case No.     01-1747
      ------------------------

   Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)


                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                             Document         Explanation
REQUIRED DOCUMENTS                                                           Form No.        Attached          Attached
Schedule of Cash Receipts and Disbursements                                MOR-1                No                No
  Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1 (CON'T)        No                No
  Copies of bank statements                                                                     No                No
  Cash disbursements journals                                                                   No                No
Statement of Operations                                                    MOR-2                No                No
Balance Sheet                                                              MOR-3                Yes               No
Status of Postpetition Taxes                                               MOR-4                No                No
  Copies of IRS Form 6123 or payment receipt                                                    No                No
  Copies of tax returns filed during reporting period                                           No                No
Summary of Unpaid Postpetition Debts                                       MOR-4                No                No
  Listing of aged accounts payable                                                              No                No
Accounts Receivable Reconciliation and Aging                               MOR-5                No                No
Debtor Questionnaire                                                       MOR-5                No                No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________
Signature of Debtor                                  Date




_______________________________________
Signature of Joint Debtor                            Date



---------------------------------------
Signature of Authorized Individual*                  Date

John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                      (9/99)

In re Children's Product, Inc.                                  Case No. 01-1747
      ------------------------                                          --------
                        Debtor

   Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)

                              BANK RECONCILIATIONS

                          Continuation Sheet for MOR-1

              A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                           Operating        Payroll          Tax         Other
                        #               #               #           #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)        SEE RECONCILIATIONS ATTACHED.
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT        Date   Amount   Date   Amount    Date     Amount    Date     Amount



--------------------------------------------------------------------------------
      In connection with the Transaction, substabtially all of the assets, including cash, was transferred to The Right Start, Inc.
                              on September 6, 2001
--------------------------------------------------------------------------------


CHECKS OUTSTANDING         Ck. #  Amount   Ch. #  Amount    Ck. #    Amount    Ck. #    Amount




OTHER

                                                             FORM MOR-1 (CON'T)
                                                                 (9/99)

In re  Children's Product, Inc.                                Case No. 01-1747
       ------------------------                                        --------
                         Debtor

   Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                     (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                     Cumulative
REVENUES                                                                            Month           Filing to Date
Gross Revenues                                                                       $          -     $     3,227.1
Less:  Returns and Allowances                                                                   -                 -
                                                                                    --------------  ----------------
Net Revenue                                                                          $          -     $     3,227.1
COST OF GOODS SOLD
Beginning Inventory                                                                             -                 -
Add: Purchases                                                                                  -                 -
Add: Cost of Labor                                                                              -                 -
Add: Other Costs (attach schedule)                                                              -                 -
Less: Ending Inventory                                                                          -                 -
Cost of Goods Sold                                                                              -                 -
                                                                                    --------------  ----------------
Gross Profit                                                                         $          -     $     3,227.1
OPERATING EXPENSES
Advertising                                                                                     -                 -
Auto and Truck Expense                                                                          -                 -
Bad Debts                                                                                       -                 -
Contributions                                                                                   -                 -
Employee Benefits Programs                                                                      -                 -
Insider Compensation*                                                                           -                 -
Insurance                                                                                       -                 -
Management Fees/Bonuses                                                                         -                 -
Office Expense                                                                                  -                 -
Pension & Profit-Sharing Plans                                                                  -                 -
Repairs and Maintenance                                                                         -                 -
Rent and Lease Expense                                                                          -                 -
Salaries/Commissions/Fees                                                                       -                 -
Supplies                                                                                        -                 -
Taxes - Payroll                                                                                 -                 -
Taxes - Real Estate                                                                             -                 -
Taxes - Other                                                                                   -                 -
Travel and Entertainment                                                                        -                 -
Utilities                                                                                       -                 -
Other (attach schedule)                                                                         -               2.8
                                                                                    --------------  ----------------
Total Operating Expenses Before Depreciation                                                    -               2.8
Depreciation/Depletion/Amortization
                                                                                    --------------  ----------------
Net Profit (Loss) Before Other Income & Expenses                                     $          -     $     3,224.3
OTHER INCOME AND EXPENSES

Other Income (attach schedule)                                                                  -                 -
Interest Expense                                                                                -                 -
Other Expense (attach schedule)                                                                 -                 -
                                                                                    --------------  ----------------
Net Profit (Loss) Before Reorganization Items                                        $          -     $     3,224.3
REORGANIZATION ITEMS
Professional Fees                                                                               -                 -
U. S. Trustee Quarterly Fees                                                                    -                 -
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                    -                 -
Gain (Loss) from Sale of Equipment                                                              -                 -
Other Reorganization Expenses (attach schedule)                                                 -                 -
                                                                                    --------------  ----------------
Total Reorganization Expenses                                                                   -                 -
Income Taxes                                                                                    -                 -
                                                                                    --------------  ----------------
Net Profit (Loss)                                                                    $          -     $     3,224.3
                                                                                    ==============  ================

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                           (9/99)

In re  Children's Product, Inc.                                 Case No. 01-1747
       ------------------------                                         --------
                         Debtor

   Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)

                                  BALANCE SHEET
                                     (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                         BOOK VALUE AT END OF            BOOK VALUE ON
                                   ASSETS                               CURRENT REPORTING MONTH          PETITION DATE
CURRENT ASSETS

Unrestricted Cash and Equivalents                                         $                   -       $                 5.5
Restricted Cash and Cash Equivalents (see continuation sheet)                                 -
Accounts Receivable (Net)                                                              22,964.0                    19,737.0
Notes Receivable                                                                      138,129.0                   138,129.0
Inventories                                                                                   -
Prepaid Expenses                                                                              -
Professional Retainers                                                                        -
Other Current Assets (attach schedule)                                                        -
                                                                     ---------------------------  --------------------------
TOTAL CURRENT ASSETS                                                      $           161,093.0       $           157,871.5
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
                                                                     ---------------------------  --------------------------
TOTAL PROPERTY & EQUIPMENT                                                $                   -       $                   -
OTHER ASSETS
Loans to Insiders*

Other Assets (attach schedule)
                                                                     ---------------------------  --------------------------
TOTAL OTHER ASSETS                                                        $                   -       $                   -

TOTAL ASSETS                                                              $           161,093.0       $           157,871.5
                                                                     ===========================  ==========================

                                                                        BOOK VALUE AT END OF          BOOK VALUE ON
                            LIABILITIES AND OWNER EQUITY               CURRENT REPORTING MONTH        PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)

Accounts Payable                                                                              -                           -
Taxes Payable (refer to FORM MOR-4)                                                           -                           -
Wages Payable                                                                                 -                           -
Notes Payable                                                                                 -                           -
Rent / Leases - Building/Equipment                                                            -                           -
Secured Debt / Adequate Protection Payments                                                   -                           -
Professional Fees                                                                             -                           -
Amounts Due to Insiders*                                                                      -                           -
Other Postpetition Liabilities (attach schedule)                                              -                           -
                                                                     ---------------------------  --------------------------
TOTAL POSTPETITION LIABILITIES                                            $                   -       $                   -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt                                                                                  -                           -
Priority Debt                                                                                 -                           -
Unsecured Debt                                                                                -                           -
                                                                     ---------------------------  --------------------------
TOTAL PRE-PETITION LIABILITIES                                            $                   -       $                   -

TOTAL LIABILITIES                                                         $                   -       $                   -
OWNER EQUITY
Capital Stock                                                                                 -                           -
Additional Paid-In Capital                                                            106,817.7                   106,817.7
Partners' Capital Account                                                                     -                           -
Owner's Equity Account                                                                        -                           -
Retained Earnings - Pre-Petition                                                       51,053.8                    51,053.8
Retained Earnings - Postpetition                                                        3,221.5                           -
Adjustments to Owner Equity (attach schedule)                                                 -                           -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                          -                           -
                                                                     ---------------------------  --------------------------
NET OWNER EQUITY                                                          $           161,093.0       $           157,871.5

TOTAL LIABILITIES AND OWNERS' EQUITY                                      $           161,093.0       $           157,871.5
                                                                     ===========================  ==========================

                                                                      FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                       (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Children's Development, Inc.                             Case No.  01-1748
      ----------------------------                                       -------

   Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)


                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                              Document        Explanation
REQUIRED DOCUMENTS                                                        Form No.            Attached          Attached
Schedule of Cash Receipts and Disbursements                             MOR-1                    No                No
     Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CON'T)            No                No
     Copies of bank statements                                                                   No                No
     Cash disbursements journals                                                                 No                No
Statement of Operations                                                 MOR-2                    No                No
Balance Sheet                                                           MOR-3                    Yes               No
Status of Postpetition Taxes                                            MOR-4                    No                No
     Copies of IRS Form 6123 or payment receipt                                                  No                No
     Copies of tax returns filed during reporting period                                         No                No
Summary of Unpaid Postpetition Debts                                    MOR-4                    No                No
     Listing of aged accounts payable                                                            No                No
Accounts Receivable Reconciliation and Aging                            MOR-5                    No                No
Debtor Questionnaire                                                    MOR-5                    No                No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.
_______________________________________
Signature of Debtor                                    Date

_______________________________________
Signature of Joint Debtor                              Date

/s/ John Reilly
---------------------------------------
Signature of Authorized Individual*                    Date

John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                    (9/99)

In re Children's Development, Inc.                             Case No. 01-1748
      ----------------------------                                      -------
Debtor

Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                            Operating           Payroll               Tax                   Other
                                       #                 #                   #                     #
BALANCE PER BOOKS

BANK BALANCE

(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)                              SEE RECONCILIATIONS ATTACHED.
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                    Date       Amount     Date     Amount     Date      Amount      Date       Amount

               ---------------------------------------------------------------------------------------
                   In connection with the Transaction, substantially all of the assets, including cash, was transferred to The Right Start, Inc. on September 6, 2001
               ---------------------------------------------------------------------------------------

CHECKS OUTSTANDING                     Ck. #      Amount     Ch. #    Amount     Ck. #     Amount      Ck. #      Amount

OTHER

                                                             FORM MOR-1 (CON'T)
                                                                   (9/99)

In re Children's Development, Inc.                             Case No. 01-1748
      ----------------------------                                      -------
Debtor

Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)

                             STATEMENT OF OPERATIONS

                               (Income Statement)
                                     (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                                   Cumulative
REVENUES                                                                                    Month              Filing to Date
Gross Revenues                                                                                 $         -      $       3,549.8
Less:  Returns and Allowances
                                                                                            ---------------  -------------------
Net Revenue                                                                                    $         -      $       3,549.8
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
                                                                                            ---------------  ----------------
Gross Profit                                                                                   $         -      $    3,549.8
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense                                                                                                   1.0
Salaries/Commissions/Fees                                                                                                0.7
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)                                                                                  -               2.8
                                                                                            ---------------  ----------------
Total Operating Expenses Before Depreciation                                                             -               4.5
Depreciation/Depletion/Amortization                                                                      -              13.8
                                                                                            ---------------  ----------------
Net Profit (Loss) Before Other Income & Expenses                                               $         -      $    3,531.5
OTHER INCOME AND EXPENSES Other Income (attach schedule) Interest Expense Other
Expense (attach schedule)

                                                                                           ---------------  ----------------
Net Profit (Loss) Before Reorganization Items                                                  $         -      $    3,531.5
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
                                                                                            ---------------  ----------------
Total Reorganization Expenses
Income Taxes
                                                                                            ---------------  ----------------
Net Profit (Loss)                                                                              $         -      $    3,531.5
                                                                                            ===============  ================

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                     FORM MOR-2
                                                           (9/99)

In re Children's Development, Inc.
      ----------------------------
Debtor                                                         Case No. 01-1748
                                                                        -------
Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)

                                  BALANCE SHEET
                                     (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                             BOOK VALUE AT END OF         BOOK VALUE ON
                                          ASSETS                           CURRENT REPORTING MONTH        PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                            $                6.5
Restricted Cash and Cash Equivalents (see continuation sheet)                                   -                           -
Accounts Receivable (Net)                                                                21,463.8                    17,914.0
Notes Receivable                                                                                -                           -
Inventories                                                                                     -                           -
Prepaid Expenses                                                                                -                           -
Professional Retainers                                                                          -                           -
Other Current Assets (attach schedule)                                                          -                           -
                                                                         -------------------------  --------------------------
TOTAL CURRENT ASSETS                                                         $           21,463.8       $            17,920.5
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                  -                           -
Machinery and Equipment                                                                         -                           -
Furniture, Fixtures and Office Equipment                                                        -                           -
Leasehold Improvements                                                                          -                           -
Vehicles                                                                                        -                           -
Less Accumulated Depreciation                                                                   -                           -
                                                                         -------------------------  --------------------------
TOTAL PROPERTY & EQUIPMENT                                                   $                  -       $                   -
OTHER ASSETS
Loans to Insiders*                                                                              -                           -
Other Assets (attach schedule)                                                                  -                       170.0
                                                                         -------------------------  --------------------------
TOTAL OTHER ASSETS                                                           $                  -       $               170.0
TOTAL ASSETS                                                                 $           21,463.8       $            18,090.5
                                                                         =========================  ==========================

                                                                           BOOK VALUE AT END OF          BOOK VALUE ON
                               LIABILITIES AND OWNER EQUITY               CURRENT REPORTING MONTH        PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                                -                           -
Taxes Payable (refer to FORM MOR-4)                                                             -                           -
Wages Payable                                                                                   -                           -
Notes Payable                                                                                   -                           -
Rent / Leases - Building/Equipment                                                              -                           -
Secured Debt / Adequate Protection Payments                                                     -                           -
Professional Fees                                                                               -                           -
Amounts Due to Insiders*                                                                        -                           -
Other Postpetition Liabilities (attach schedule)                                                -                           -
                                                                         -------------------------  --------------------------
TOTAL POSTPETITION LIABILITIES                                               $                  -       $                   -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                    -                           -
Priority Debt                                                                                   -                           -
Unsecured Debt                                                                                  -                           -
                                                                         -------------------------  --------------------------
TOTAL PRE-PETITION LIABILITIES                                               $                  -       $                   -
TOTAL LIABILITIES                                                            $                  -       $                   -
OWNER EQUITY
Capital Stock                                                                                   -                           -
Additional Paid-In Capital                                                                    5.0                         5.0
Partners' Capital Account                                                                       -                           -
Owner's Equity Account                                                                          -                           -
Retained Earnings - Pre-Petition                                                         18,085.5                    18,085.5
Retained Earnings - Postpetition                                                          3,373.3                           -
Adjustments to Owner Equity (attach schedule)                                                   -                           -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                            -                           -
                                                                         -------------------------  --------------------------
NET OWNER EQUITY                                                             $           21,463.8       $            18,090.5

TOTAL LIABILITIES AND OWNERS' EQUITY                                         $           21,463.8       $            18,090.5
                                                                         =========================  ==========================

                                                                     FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                      (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Noodle Kidoodle d/b/a Zany Brainy, Inc.                   Case No. 01-1744
      ---------------------------------------                            -------

   Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)


                            MONTHLY OPERATING REPORT
                    File with Court and submit copy to United
                States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                        Document   Explanation
REQUIRED DOCUMENTS                                                         Form No.     Attached     Attached
Schedule of Cash Receipts and Disbursements                             MOR-1              No           No
  Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (CON'T)      No           No
  Copies of bank statements                                                                No           No
  Cash disbursements journals                                                              No           No
Statement of Operations                                                 MOR-2              No           No
Balance Sheet                                                           MOR-3              No           No
Status of Postpetition Taxes                                            MOR-4              No           No
  Copies of IRS Form 6123 or payment receipt                                               No           No
  Copies of tax returns filed during reporting period                                      No           No
Summary of Unpaid Postpetition Debts                                    MOR-4              No           No
  Listing of aged accounts payable                                                         No           No
Accounts Receivable Reconciliation and Aging                            MOR-5              No           No
Debtor Questionnaire                                                    MOR-5              No           No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



_______________________________________
Signature of Debtor                                   Date



_______________________________________
Signature of Joint Debtor                             Date



---------------------------------------
Signature of Authorized Individual*                   Date



John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                     (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Children's Distribution, LLC                              Case No. 01-1746
      ----------------------------                                      --------

   Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)


                            MONTHLY OPERATING REPORT
                    File with Court and submit copy to United
                States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                         Document    Explanation
REQUIRED DOCUMENTS                                                        Form No.       Attached      Attached
Schedule of Cash Receipts and Disbursements                               MOR-1             No            No
  Bank Reconciliation (or copies of debtor's bank reconciliations)        MOR-1 (CON'T)     No            No
  Copies of bank statements                                                                 No            No
  Cash disbursements journals                                                               No            No
Statement of Operations                                                   MOR-2             No            No
Balance Sheet                                                             MOR-3             No            No
Status of Postpetition Taxes                                              MOR-4             No            No
  Copies of IRS Form 6123 or payment receipt                                                No            No
  Copies of tax returns filed during reporting period                                       No            No
Summary of Unpaid Postpetition Debts                                      MOR-4             No            No
  Listing of aged accounts payable                                                          No            No
Accounts Receivable Reconciliation and Aging                              MOR-5             No            No
Debtor Questionnaire                                                      MOR-5             No            No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



_______________________________________
Signature of Debtor                                  Date



_______________________________________
Signature of Joint Debtor                            Date



---------------------------------------
Signature of Authorized Individual*                  Date



John Reilly                                       President
----------                                        ---------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       FORM MOR
                                                                    (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Zany Brainy Direct LLC                                    Case No. 01-1745
      ----------------------                                            --------

   Reporting Period: Fiscal December, 2001 (December 2, 2001 to January 5, 2001)


                            MONTHLY OPERATING REPORT
                    File with Court and submit copy to United
                States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                              Document     Explanation
REQUIRED DOCUMENTS                                                             Form No.       Attached      Attached
Schedule of Cash Receipts and Disbursements                                 MOR-1                 No            No
  Bank Reconciliation (or copies of debtor's bank reconciliations)          MOR-1 (CON'T)         No            No
  Copies of bank statements                                                                       No            No
  Cash disbursements journals                                                                     No            No
Statement of Operations                                                     MOR-2                 No            No
Balance Sheet                                                               MOR-3                 No            No
Status of Postpetition Taxes                                                MOR-4                 No            No
  Copies of IRS Form 6123 or payment receipt                                                      No            No
  Copies of tax returns filed during reporting period                                             No            No
Summary of Unpaid Postpetition Debts                                        MOR-4                 No            No
  Listing of aged accounts payable                                                                No            No
Accounts Receivable Reconciliation and Aging                                MOR-5                 No            No
Debtor Questionnaire                                                        MOR-5                 No            No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



_______________________________________
Signature of Debtor                                  Date



_______________________________________
Signature of Joint Debtor                            Date



---------------------------------------
Signature of Authorized Individual*                  Date



John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                    (9/99)